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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


  Date of Report:   March 17, 1997.


                            WESTVACO CORPORATION
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-3013                 13-1466285
  (State or other              (Commission          (I.R.S. Employer
   jurisdiction                 File Number)         Identification No.)
   of incorporation)


              299 PARK AVENUE, NEW YORK, NEW YORK           10171
           (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code (212) 688-5000



  ITEM 5.  OTHER EVENTS

         On March 12, 1997 a duly authorized Committee of the Board of Directors of Westvaco Corporation (the "Company") pursuant to authority granted by the Company's Board of Directors on March 26, 1996 authorized the issuance in an underwritten public offering of an aggregate of $300,000,000 of the Company's 7.65% Sinking Fund Debentures due March 15, 2027 (the "Debentures") under a Registration Statement on Form S-3 (Registration No. 333-22405) (the "Registration Statement"), the related Prospectus dated March 5, 1997 and a related Prospectus Supplement dated March 12, 1997.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


           (c)  Exhibits.

           The following Exhibits are filed as a part of this Report and as Exhibits to the Registration Statement:

           Exhibit 4(a)(1), Resolutions of the Company's
           Board of Directors adopted at a meeting held March
           26, 1996.

           Exhibit 4(a)(2). Form of 7.65% Sinking Fund
           Debenture due March 15, 2027.

           Exhibit 4(a)(3). Indenture dated as of March 1,
           1983 between Westvaco Corporation and Irving Trust
           Company (now The Bank of New York), Trustee
           (incorporated by reference to the Company's
           Registration Statement on form
           8-A [File No. 1-3013] dated January 24, 1984).


                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WESTVACO CORPORATION


                                  By

                                  John W. Hetherington
                                  Vice President and Secretary

    March 17, 1997

                             EXHIBIT INDEX


                                                                  Page No.

  Exhibit 4(a)(1). Resolutions of the Company's Board of Directors adopted at a meeting held March 26, 1996 and Officers' certificate of the pricing Committee of the Board of Directors of the Company dated
        March 12, 1997 establishing the terms of the Debentures, certified by the Secretary of the Company.

  Exhibit 4(a)(2). Form of 7.65% Sinking Fund Debenture due
        March 15, 2027.

  Exhibit 4(a)(3). Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust
        Company (now The Bank of New York), Trustee
       (incorporated by reference to the Company's
        Registration Statement on form 8-A [File No. 1-3013] dated January 24, 1984).